Exhibit 99.1

Sonoma Pharmaceuticals, Inc. Investor Presentation October 2024

Legal Disclaimers INVESTOR PRESENTATION This communication is for informational purposes only. The information contained herein does not purport to be all - inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any information contained herein. Any data on past performance is no indication as to future performance. Sonoma Pharmaceuticals, Inc. and its subsidiaries (“Sonoma” or, the “Company”) assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Sonoma securities. FORWARD - LOOKING STATEMENTS Except for historical information herein, matters set forth in this presentation are forward - looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial and technology progress and future financial performance of Sonoma Pharmaceuticals, Inc. and its subsidiaries. These forward - looking statements are identified by the use of words such as “believe,” “achieve,” and “expect,” among others. Forward - looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, the Company will not have sufficient capital to implement its business plan, invalidated or circumvented by its competitors, the available market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward - looking statements, except as required by law. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of the Company and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of the Company as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. 2

About Sonoma Sonoma Pharmaceuticals is a global healthcare leader for developing and producing stabilized hypochlorous acid (HOCl) products for a wide range of applications, including wound, eye, oral and nasal care, dermatological conditions, podiatry, animal health care and non - toxic disinfectants. Sonoma’s products are clinically proven to reduce itch, pain, scarring, and irritation safely and without damaging healthy tissue. In - vitro and clinical studies of HOCl show it to safely manage skin abrasions, lacerations, minor irritations, cuts, and intact skin. Sonoma’s products are sold either directly or via partners in 55 countries worldwide. Sonoma actively seeks new distribution partners. 3

Hypochlorous Acid Industry Leader 21 U.S. FDA clearances as 510(k) medical devices, CE marks for over 39 products, and extensive worldwide regulatory clearances Utilized on millions of patients worldwide without a single report of serious adverse effect Focused on billion - dollar markets in Rx and OTC dermatology, wound care, eye, oral and nasal care, podiatry, animal health and non - toxic disinfectants, treating common injuries and managing irritations Diverse Global Healthcare Business Investment Highlights Over 20 years of experience developing and manufacturing products containing HOCl, over 100 research articles, papers and clinical and case studies, over 50 active U . S . and international patents, and continual product innovation Robust and diverse international partner network selling into over 55 countries and extensive worldwide regulatory clearances means products can be commercialized faster FDA registered medical device manufacturing capabilities in Mexico lowers COGS and creates opportunities for volume plays 4

Sonoma’s Microcyn ® Technology Patented, Stabilized Triple - Action Topical Technology • HOCl kills microbes including bacteria, fungi and viruses while assisting healing • Relieves pain and itch • Improves wound care by cleaning and moistening the wound and peri - wound area • Safely manage skin abrasions, lacerations, minor irritations, cuts, burns, and intact skin • Applications in dermatology include atopic dermatitis, scar treatment and daily care May replace other treatments with side effects or health concerns • Overused antibiotics may cause deadly epidemics such as MRSA • May replace steroids for some patients • Avoids harmful ingredients such as benzoyl peroxide Cost Effective • Reduces hospital/physician visits • Medicare/hospital savings from reduced hospital stays 5

Sonoma’s Microcyn ® Technology Unparalleled Safety • No drug - to - drug interaction or contraindications • Millions of patients treated worldwide without a single report of serious adverse effect • 30+ human clinical trials with over 1,500 patients • Products contain all - natural hypochlorous acid Industry Leader • Strong U.S. and international regulatory portfolio • Longer shelf life than most competitors while retaining efficacy • Available in solution, hydrogels and in combination with silicone for scar treatment • White label available with custom packaging and design • Established Microcyn ® brand • State of the art manufacturing 6

Over 100 research articles and case and clinical studies showcasing both the efficacy and safety of our Microcyn ® technology bs/pii/S0099239917 y of Barcelona, 11/27 evention, see https:// management in derm ized - HOCL - consens apharma.com/wp - con 310439 /2020 sonomapharma.com/wp - atologic and plastic surgery us - article - 2020.pdf tent/uploads/2018/11/Pracitcal - • Dermodacyn® Disinfecting solution https://www.sciencedirect.com/scie • Endocyn® study on cellular toxicity, • HOCl study evaluating virucidal act • Hypochlorous acid gel technology content/uploads/2020/08/Gold_et_ • Topical stabilized hypochlorous aci procedures, see https://sonomapha • HOCl Article: Optimizing Wound He Derm - HOCl - article - 4 - 7 - 18 - wounds. study on viability of SARS - CoV - 2, see nce/article/pii/S019567012030339X see https://www.sciencedirect.com/science/article/a ivity in Vero E6 cells against SARS - CoV - 2, Universit — Its impact on post - procedure treatment and scar pr al - 2017 - Journal_of_Cosmetic_Dermatology - 003.pdf d: The future gold standard for wound care and scar rma.com/wp - content/uploads/2020/08/Topical - Stabil aling for Procedures – Apr 2018, see https://sonom pdf 7

Wide Range of Applications Wound Care Dermatology Eye Care Oral and Dental Care Animal Health Care Surface Disinfectants Podiatry Nasal Care 8

Our Wound Care Business is Growing in the U.S. and Internationally • Celebrating 20 years of selling wound care • In August 2024, we added Medline Industries, LP as a U.S. distributor for our wound care products – Medline is one of the largest medical supply distributors in the United States • In October 2024, we expanded our partnership with Medline to include distribution in Canada, and OTC wound care sales to retailers in both countries • We sell wound care across Europe and added a new distributor for wound care in Ukraine in 2024 • Expanding Product Lines: including new options for our Microcyn® Negative Pressure Wound Therapy Solution product line. • Product innovation: In June 2023, we announced a new application of our Microcyn® technology for intraoperative pulse lavage irrigation treatment . 9

Industry - Leading Safe and Effective Dermatology Products • Products to relieve symptoms of atopic dermatitis, reduce scarring, and for daily skin care • Line of office dispense products targeting growing med spa market • Eczema seal of approval • All natural ingredients • No harmful chemicals • OTC, office dispense, and Rx products available • Innovating packaging available including high end and cost competitive options • Continual Product Innovation: Introduced Lumacyn TM Clarifying Mist in 2024, a daily toner formulated to reduce redness and manage blemishes by reducing infections. 10

Expanded Eye Care Product Line • Sonoma has the strongest FDA indications for eye care in the HOCl industry • OTC and prescription eye care sold into multiples channels • Strong CE Mark for eye care sales in the EU • Animal health eye care sold in major chains including PetSmart and Tractor Supply 11

Safety in Dermatology Products ers Recently, there has been concern by dermatologists that popular dermatology products can form benzene , a known carcinogen. • Citizen petition by Valisure, LLC, an independent testing laboratory for pharmaceuticals, requested an FDA recall of certain over - the - counter and prescription dermatology products containing benzoyl peroxide. • Testing by Valisure showed that benzoyl peroxide in dermatology products from major brands including Proactiv , Clearasil , and CeraVe , can form benzene, a known human carcinogen, at unacceptably high levels. • Previous testing by Valisure has found unacceptably high levels of benzene in common hand sanitizers, as well as in after - sun products by brands such as Hawaiian Tropic and Banana Boat . Sonoma’s products offer a safe yet highly effective alternative for consum concerned with harmful ingredients in skin care products. 12

Safety in Eye Care The FDA has issued safety warnings for certain eye products after finding unsanitary conditions in the manufacturing facilities and positive bacterial test results from environmental sampling. • The warnings in October 2023 applied to eye drops by brands such as CVS , Rite Aid , Target and Walmart , which were then voluntarily recalled by the manufacturer. 1 • Sonoma owns its own state - of - the - art manufacturing facility, used to manufacture all of its products subject to strict FDA guidelines. • Sonoma’s eye care products, like all of its products, are extremely safe, and contain all - natural ingredients with no cytotoxins. 1. https://www.fda.gov/drugs/drug - safety - and - availability/fda - warns - consumers - not - purchase - or - use - certain - eye - drops - several - major - brands - due - risk - eye 13

Robust U.S. and International Distribution Network OVER 40 GLOBAL PARTNERS AND GROWING We continue to: • Expand our presence in new markets by replicating what works in existing markets • Add new distribution partners and grow existing relationships • Co - develop innovative new products with partners • Work with partners to seek new approvals and certifications 14

• 57,153 square foot state - of - the - art facility • ISO 9001, ISO 13485 and cGMP certified • MOH, KFDA, SFDA, KSA, TGA, EN, Biocide and numerous other national listings and approvals • Shipping to over 55 countries, with multiple methods for shipments • Highly trained staff of 162 employees • Additional 11,840 square feet of overflow capacity CUTTING EDGE MANUFACTURING Flexible operations capable of CUSTOM LABELING, SIZING, PACKAGING & DISPENSE MODES High or small volume, large or small batch, delivered in 12 weeks Currently operating at 30% capacity with margin of approximately 35% 15

Manufacturing Facility 16

Continue to introduce new high margin products Manufacturing capabilities can support significant future growth, leading to improved margins overall • Launch new applications of Sonoma’s Microcyn® technology for consumer - focused products, including in the dermatology and aesthetic space Growth Strategy • Efficient, flexible and FDA - regulated manufacturing facility currently operating at only 30% capacity • Seek new manufacturing customers to utilize overflow space Expand Rx and OTC reach in U.S. 17 • Increase sales of dermatology products through the direct dispense model that generates Sonoma’s highest margins • Increase direct - to - consumer marketing in niche markets • Seek retail partners for OTC products • Expand eye care marketing for Rx and OTC Invest in R&D to expand commercialization opportunities • Seek additional regulatory clearances for expanded indications • Introduce new technology to new markets • Fully commercialize robust pipeline of new products via direct - to - consumer sales or distribution partnerships

New Market Opportunities Sonoma is expanding its partnerships and product offerings in the eye care, all - natural skin care, medical spa and animal health care industries. • The global eye care market size was estimated at USD $70.78 billion in 2023 and is projected to grow at a compound annual growth rate (CAGR) of 6.72% from 2024 to 2030. 1 • The global natural skin care products market size was valued at $6.7 billion in 2021 and is expected to expand at a CAGR of 6.6% from 2022 to 2030. 2 • The global medical spa market size was estimated at USD 18.6 billion in 2023 and is expected to grow at a CAGR of 15.13% from 2024 to 2030. 3 o North America dominated the medical spa market with a share of 41.1% in 2023, due to higher expenditure on wellness tourism than other regions. 4 • The global animal health market size was valued at USD 62.40 billion in 2023 and is projected to grow at a CAGRof 9.0% from 2024 to 2030. 5 1. Grand View Research, Eye Care Market Report, 2024 - 2030 , available at https ://www.grandviewresearch.com/industry - analysis/eye - care - market - report 2. Grand View Research, Natural Skin Care Products Market Report, 2022 - 2030 , available at https ://www.grandviewresearch.com/industry - analysis/natural - skin - care - products - market 3. Grand View Research, Medical Spa Market Size, Share & Growth Analysis Report 2024 - 2030 , available at https ://www.grandviewresearch.com/industry - analysis/medical - spa - market 4. Ibid. 5. Grand View Research, Animal Health Market Size & Share Report, 2024 - 2030 , available at https ://www.grandviewresearch.com/industry - analysis/animal - health - market 18

Introduction of new products using our Microcyn ® technology • In September 2024, we announced the consumer - friendly redesign of Ocucyn® Eyelid & Eyelash Cleanser . • In April 2024 , we announced expansion of our Microcyn® Negative Pressure Wound Therapy Solution product line, now available in 250 mL, 450 mL and 990 mL sizes to meet the diverse needs of healthcare professionals and patients . • In January 2024 , we launched Lumacyn TM Clarifying Mist , a new direct - to - consumer skincare product in the United States . Lumacyn is an all - natural daily toner formulated with Microcyn ® technology to soothe the skin and relieve irritation . • In June 2023 , we announced a new application of our Microcyn® technology for intraoperative pulse lavage irrigation treatment , which can replace commonly used IV bags in a variety of surgical procedures . It is in trial use by hospitals in Europe and launched in the U . S . in November 2023 . • Our MicrocynAH ® products are now available through Pets at Home , with over 450 stores across the UK, through our partner Compana Pet Brands • In May 2024, we announced expansion of our MicrocynAH ® animal health care products in the Menards ® chain of home improvement stores in the United States, through Compana Pet Brands . • In April 2023, we launched Podiacyn TM Advanced Everyday Foot Care direct to consumers for over - the - counter use in the United States . Recent Business Developments 19

Expanding commercialization opportunities by investing in R&D • In September 2024, we received a new 510(k) clearance from the FDA, including specific over - the - counter indications for the face, eyelid and eyelashes and a smaller product size. • In March 2023 , we announced new EPA claims for Nanocyn® Hospital - Grade Disinfectant for effective use against MRSA , Salmonella , Norovirus , Poliovirus , and as a fungicide . Nanocyn was previously approved for use against COVID - 19 as well as emerging pathogens including Ebola virus , Mpox , and SARS - CoV - 2 . Nanocyn also received the esteemed Green Seal ® Certification after surpassing a series of rigorous standards that measure environmental health, sustainability and product performance . • In August 2024 , the Australian TGA approved new claims for use against C . auris and C . diff . • Reliefacyn® Advanced Itch - Burn - Rash - Pain Relief Hydrogel was awarded the N ATIONAL E CZEMA A SSOCIATION S EAL OF A CCEPTANCE TM • A recent publication in the journal Neurourology and Urodynamics highlighted the potential for Microdox® in the management of urinary tract infections, or UTIs, in children with neurogenic or non - neurogenic bladder dysfunction, concluding that multi - center trials are needed. 1 1. Singh G - K, Deshpande A, Schlegel G, Starkey M, Taghavi K. The rationale for bladder washouts in children with neurogenic bladder. Neurourol Urodyn. 2024;1 - 6. doi:10.1002/nau.25450 Recent Business Developments 20

Continuously expanding our distributor network • In August 2024, we announced a new distribution agreement with Medline Industries, LP for the marketing and distribution of our wound care products in the United States . • In October 2024, we expanded our agreement with Medline for marketing and distribution of our wound care products in Canada , and the sale of OTC wound care products to retailers in both countries. • In July 2024, we announced a new distribution agreement with Smart Healthcare Company for wound care in Ukraine . • In April 2023, our partner Te Arai BioFarma Limited launched BabySoothe for diaper rash applications in Taiwan . • In April 2024, Te Arai launched Microdacyn for wound care in Taiwan . • Our partner Microderm Technologies recently launched Dermodacyn for wound care applications in Thailand . • Our partner Brill Pharma SL is now selling Sonoma’s eye care products in Italy , Spain , Portugal and Germany . • In January 2023, we entered into a distribution agreement with Daewoong Pharmaceutical Co., Ltd. , one of the largest pharmaceutical companies in South Korea , for marketing and distribution of Primocyn TM Skin Solution products Recent Business Developments 21

Management Amy Trombly CEO Amy Trombly 22 is our Chief Executive Officer and also serves on our Board of She counseled public for over two decades in Directors. companies corporate and securities law and mergers and acquisitions, including as the owner and manager of Trombly Business Law, PC . In her earlier career, Ms . Trombly was a Vice President at State Street Bank and Special Counsel at the U . S . Securities and Exchange Commission . Ms . Trombly is a member of the bar in Massachusetts and Colorado . Bruce Thornton COO Bruce Thornton has served as our Chief Operating Officer, Vice President of Global Operations, and US General Manager since 2004 , and currently as Vice President and Chief Officer . He served as Vice of Operations for Jomed Executive Operating President (formerly EndoSonic Corp.) from January 1999 to September 2003, and as Vice President of Manufacturing for Volcano Therapeutics, an international medical device company, following its acquisition of Jomed, until March 2004 . Mr . Thornton received a B . S . in Aeronautical Science from Embry - Riddle Aeronautical University and an M . B . A . from National University . He also has served in the US Army . Jerry Dvonch CFO Mr. Dvonch serves as our Chief Financial Officer . He joined us from the SpineCenter Atlanta where he was the controller and Senior Vice President of Finance and Accounting since March 2017 . From March 2016 to April 2016 he was a consultant controller for DS Healthcare Group, Inc . Prior to that he was the director for external reporting and director of finance of NeoGenomics Laboratories from July 2005 to July 2015. He has over 10 years of with SEC reporting. Mr. experience Dvonch is a licensed Certified Public Accountant in New York. He holds a Master of Business Administration in Finance from the University of Rochester and a Bachelor of Business Administration in Accounting from Niagara University .

Key Financial Metrics 23 Year ended March 31, 2024 - » Gross profit margin improved 3% in FY 2024 compared to FY 2023 » Net loss improved 6% in FY 2024 compared to FY 2023 Three months ended June 30, 2024 - » European revenues increased 20% compared to same period in 2023 » Gross margin of 39% compared to 35% in same period in 2023 » Net loss improved 19% compared to same period in 2023

APPENDIX: Product Portfolio

Diverse Product Portfolio United States Lumacyn Clarifying Mist Microcyn Rx Skin & Wound Care Regenacyn Scar Gel Epicyn Facial Cleanser Nanocyn Hospital Grade Disinfectant Levicyn Dermal Spray and Gel Celacyn Scar Management Gel Rejuvacyn Skin Repair Reliefacyn Itch, Burn, Rash & Pain Care Microcyn OTC Wound & Skin Cleanser Ocucyn Eyelid & Eyelash Cleanser Pediacyn Skin Care & First Aid for Children Acuicyn Eyelid & Eyelash Hygiene Podiacyn Everyday Foot Care Lasercyn Dermal Spray 25

U.S. Dermatology • Office dispense products exclusively for skin care professionals • Generates highest margins for Sonoma • Focused marketing to med spas and dermatology offices, which can resell products to their clients for a substantial margin 26

U.S. Animal Health Care MicrocynAH ® family of advanced animal healthcare products, safe to use on pets and livestock, and perfect for hot spots, pink eye, scratches, skin rashes and ulcers, cuts, burns, post - surgical sites, irritated skin and lacerations. • Sold in national pet - store retail chains and specialty stores such as PetSmart , Tractor Supply , Cabela’s , Bass Pro Shops and Menards . MicrocynVS ® veterinarian - strength animal care for use in vet clinics and animal hospitals. 27

Epicyn ® Dermatology Gramaderm ® Dermatology Pediacyn ® Dermatology Mucoclyns ® Decontamination solution Microdacyn60 ® Oral Care Blocked nose or sinuses Sinudox ® Nasal care Blepharitis treatment Ocudox ® Eye lid solution Exposure to germs and pathogens Mouth and throat infections Keloid or hypertrophic scar Acne treatment Atopic Dermatitis Solutions that work naturally for everybody EU Products Microdacyn60 ® Wound Care MicrocynAH ® Animal Health Care 28

Direct - to - consumer products available through Shopify, Amazon and Amazon EU U.S. Products EU Products 29

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Singapore, Malaysia, Thailand, Indonesia Wound Care South Korea BioDerm Biodacyn60 Wound Care Hong Kong Microdacyn60 Oral Care China Microcyn The Philippines Microdacyn MicrocynAH ® Asia 31

Gramacyn Kit for Acne Skin Latin America Epicyn Treat Scars Right from the Start Australia & New Zealand 32

THANK YOU Sonoma Pharmaceuticals Inc. 5445 Conestoga Court, Suite 150 Boulder, CO 80301 United States of America Phone: 1 - (800) 759.9305 Email: busdev@sonomapharma.com Website: www.sonomapharma.com NASDAQ: SNOA